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                                                                    EXHIBIT 99.2

        CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Entegris, Inc, a Minnesota corporation (the "Company"), on Form 10-K for the year ending August 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, John D. Villas, Chief Financial Officer of the Company, certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/  John D. Villas


John D. Villas
Chief Financial Officer